                               [graphic omitted]

                                    COLONIAL
                           CALIFORNIA TAX-EXEMPT FUND




                               [Graphic Omitted]




                                SEMIANNUAL REPORT

                                  JULY 31, 1997




                         --------------------------------
                         NOT FDIC-      MAY LOSE VALUE
                         INSURED        NO BANK GUARANTEE
                         --------------------------------

                 COLONIAL CALIFORNIA TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1997 - JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial California Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
  |X| High monthly double tax-free income
  |X| Long-term appreciation
  |X| Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "As the investment environment for bonds improved over the period, a strategic shift towards more interest rate sensitive bonds yielded positive results. We will continue to invest primarily in high quality municipal bonds that provide the most potential for long-term appreciation."

                                                                - William Loring

                 COLONIAL CALIFORNIA TAX-EXEMPT FUND PERFORMANCE

                                          Class A      Class B
   Inception dates                        6/16/86       8/4/92
--------------------------------------------------------------------------------
   Distributions declared per share(1)     $0.189       $0.162
--------------------------------------------------------------------------------
   SEC yields on 7/31/97(2)                4.21%        3.67%
--------------------------------------------------------------------------------
   Taxable-equivalent SEC yields(3)         7.83%        6.83%
--------------------------------------------------------------------------------
   Six-month total returns, assuming        6.62%        6.22%
   reinvestment of all distributions
   and no sales charge or contingent
   deferred sales charge (CDSC)
--------------------------------------------------------------------------------
   Net asset value per share on 7/31/97    $7.66        $7.66

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on July 31, 1997, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.
(3) Taxable-equivalent SEC yields are based on the combined maximum effective 46.24% federal and California income tax rates. The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income, which will be taxable when distributed.

Quality Breakdown (as of 7/31/97)
---------------------------------
AAA .................     76.4%
AA ..................      2.4%
A ...................      4.9%
BBB .................      8.5%
Non-rated ...........      6.9%
Cash & Equivalents ..      0.9%

Top Five Sectors (as of 7/31/97)
---------------------------------
Local Appropriated ...     20.0%
Tax Allocation .......     12.8%
Refunded .............     12.8%
General Obligations ..     11.2%
Water & Sewer ........      7.7%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocation are based upon total net assets.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

---------------------------


[Photo of Harold W. Cogger]


---------------------------

I am pleased to present the semiannual report for Colonial California Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Investments in municipal bonds continued to outperform some alternative fixed-income investments, including Treasury bonds. A low supply of new municipal issues combined with strong demand helped support tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This, combined with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial California Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return as well as an opportunity to participate in California's economic revival.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
    President
    September 11, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                            PORTFOLIO MANAGER REPORT

WILLIAM LORING is portfolio manager of Colonial California Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

INVESTMENT ENVIRONMENT REFLECTS CHANGING ECONOMIC CONDITIONS
A series of economic reports near the beginning of the period suggested a stronger pace of economic growth than had been expected. The economy's healthy rate of growth during the first quarter of 1997 sparked fears of potential inflation, a negative for bonds. As a result, bond prices declined. The Federal Reserve Board raised short-term interest rates in March and bond prices declined further. By April, bond prices began to recover as decreased consumer spending on autos, homes and retail goods restrained the pace of economic growth.

Bond prices were higher at the end of July as the final budget accord emerged. This agreement by Congress to balance the budget indicates that the nation's budget deficit should decline and the Government would need to borrow less money. This should have a positive impact on long-term interest rates and, therefore, on bond prices.

FUND INCREASES ITS SENSITIVITY TO INTEREST RATES
The Fund's investment strategy reflected the changes in the economic environment. The portfolio was structured defensively at the beginning of the period with a relatively low sensitivity to changes in interest rates. Significant holdings of bonds with shorter maturities and bonds with higher coupons helped to reduce price declines when interest rates rose during the first half of the period. When interest rates are rising, short maturity bonds have smaller price declines and high coupon bonds produce a greater level of income, helping to stabilize the Fund's asset value.

During April and May, economic reports suggested a slowdown in economic growth with continued low inflation, creating a positive environment for fixed-income investments. We increased the Fund's average maturity by selling shorter maturity bonds and purchasing longer maturity bonds. These bonds are more sensitive to interest rate changes and generated larger price gains as rates fell during the last three months of the period.

These strategies had a positive impact on performance. The Fund's Class A shares posted a total return of 6.62% for the period, based on the net asset value, outperforming the Lehman Brothers Municipal Bond Index. The Index posted a total return of 5.86% for the period. In addition, the Fund's performance placed it in the second quartile of California tax-exempt funds for the period as measured by Lipper Analytical Services, Inc.*


POSITIVE EXPECTATIONS FOR CALIFORNIA'S ECONOMY CONTINUED
The California economy continued to expand. Personal income, home sales, job creation, business incorporations and exports are all up significantly since the State's 1992 recession. The economy has moved away from the defense and aerospace dependency of the early 1990s. It is now more diversified and growth oriented as the entertainment, high technology, business services and multimedia industries are fueling the State's comeback. Increased income tax revenues and financial flexibility are a few signs of California's economic revival.

We continued to monitor Proposition 218, passed in November 1996. This initiative mandated that all tax-raising measures be subjected to voter approval. We were careful to avoid investing in those sectors that we thought would negatively affect Fund performance -- particularly special assessment and tax-allocation bonds. We believe that investing in insured bonds is one way to insulate the portfolio from potential fall-out from the Proposition.

We also held existing positions in California electric utility bonds that we believe offer good potential price gains. Deregulation and competition in the utility industry have created uncertainty nationwide, and utility bond prices have declined. However, in California, utilities are on the leading edge of the deregulatory wave. Several of the State's utilities have already diversified their businesses, cut costs and made other strategic changes that position them well for the competitive environment ahead.

INCREASING YOUR TOTAL RETURN
With the strong economy producing the lowest inflation and unemployment in a generation, interest rates have been decreasing over the last few months. If this trend continues, its effect will be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a reliable source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates have gone down, and dividends are likely to follow, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in high quality municipal bonds that provide the most potential for long-term appreciation.



*Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper California Tax-Exempt Municipal Fund universe. The Fund's ranking for the six-month period is in the top quartile (rated 35 out of 109 funds). The Fund ranked in the second quartile for 1 year (rated 32 out of 102 funds), third quartile for 5 years (rated 33 out of 51 funds) and third quartile for 10 years (rated 22 out of 30 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

          COLONIAL CALIFORNIA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 7/31/87 to 7/31/97
                     Based on NAV and MOP for Class A Shares

CCATEF               NAV            MOP          Lehman
------            --------       --------        -----
Jul 31, 87        10000          9525            10000
Oct 31, 87         9335.573      8892.134         9687
Jan 31, 88        10366.68       9874.26         10444
Apr 30, 88        10387.51       9894.105        10510
Jul 31, 88        10593.87      10090.66         10703
Oct 31, 88        10990.3       10468.26         11098
Jan 31, 89        11279.71      10743.92         11339
Apr 30, 89        11411.05      10869.03         11449
Jul 31, 89        11857.16      11293.94         12006
Oct 31, 89        11841.2       11278.74         11998
Jan 31, 90        12015.02      11444.31         12250
Apr 30, 90        12072.36      11498.92         12273
Jul 31, 90        12574.78      11977.48         12838
Oct 31, 90        12546.75      11950.78         12888
Jan 31, 91        12968.96      12352.93         13382
Apr 30, 91        13246.86      12617.63         13684
Jul 31, 91        13529.39      12886.74         13959
Oct 31, 91        13990.18      13325.65         14457
Jan 31, 92        14294.01      13615.04         14842
Apr 30, 92        14439.11      13753.26         14984
Jul 31, 92        15220.61      14497.63         15877
Oct 31, 92        14921.26      14212.5          15670
Jan 31, 93        15537.77      14799.72         16301
Apr 30, 93        16013.7       15253.05         16880
Jul 31, 93        16294.39      15520.4          17281
Oct 31, 93        16836.62      16036.88         17876
Jan 31, 94        17160.38      16345.26         18299
Apr 30, 94        16070.85      15307.48         17245
Jul 31, 94        16330.12      15554.44         17605
Oct 31, 94        15781.91      15032.27         17097
Jan 31, 95        16330.26      15554.57         17648
Apr 30, 95        17020.89      16212.4          18392
Jul 31, 95        17303.84      16481.9          18991
Oct 31, 95        18102.59      17242.72         19634
Jan 31, 96        18908.19      18010.05         20305
Apr 30, 96        18366.48      17494.07         19853
Jul 31, 96        18771.44      17879.8          20244
Oct 31, 96        19275.42      18359.84         20754
Jan 31, 97        19471.45      18546.56         21085
Apr 30, 97        19483.12      18557.67         21170
Jul 31, 97        20759.72      19773.64         22319

A $10,000 investment in Class B shares made on 8/4/92 (inception) at NAV would have been valued at $13,171 on 7/31/97. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,971 on 7/31/97.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                  As of June 30, 1997 (most recent quarter end)
--------------------------------------------------------------------------------
                      CLASS A SHARES      CLASS B SHARES
INCEPTION                6/16/86             8/4/92
                     NAV         MOP     NAV       w/CDSC
--------------------------------------------------------------------------------
1 year              7.93%       2.80%    7.13%      2.13%
--------------------------------------------------------------------------------
5 years             6.24        5.21      --         --
--------------------------------------------------------------------------------
10 years            7.26        6.74      --         --
--------------------------------------------------------------------------------
Since inception     6.96        6.49     5.04       4.70
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC (contingent deferred sales charges). Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

As of August 1, 1997, the Fund began offering Class C shares.

                              INVESTMENT PORTFOLIO

                             JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 98.5%                                      PAR       VALUE
---------------------------------------------------------------------------------
 EDUCATION - 9.7%
 EDUCATION - 3.1%
 Southern California College of Optometry,

                       6.300%          04/01/21             $ 1,000    $  1,066
 Statewide Communities  Development Corp.,
  J. Paul Getty Trust Center,
                       5.000%          10/01/23(a)           10,560      10,098
                                                                       ---------
                                                                         11,164
                                                                       ---------
 LOCAL GENERAL OBLIGATIONS - 6.6%
 Benicia Unified School District,
  Series 1994-C,
                       6.450%          06/01/19               3,870       4,315
 Cabrillo Unified School District,
  Series 1996-A,
                         (b)           08/01/15               3,000       1,174
 Central School District,
  San Bernardino County, Series A,
                       7.050%          05/01/16                 750         819
 Central Unified School District,
                         (b)           03/01/18              20,065       6,722
 Fillmore Unified School District:
                         (b)           07/01/11                 950         475
                         (b)           07/01/12                 980         461
                         (b)           07/01/17                 650         226
 Franklin-Mckinley School District,
                       5.250%          07/01/16               1,705       1,722
 Los Angeles Unified School District,
                       5.000%          07/01/21               5,000       4,844
 Rocklin, Unified School District,
  Series 1991-C,
                         (b)           07/01/20               6,920       2,050
 Whisman School District,
  Series 1996-A:
                         (b)           08/01/15               1,595         624
                         (b)           08/01/16               1,645         605
                                                                       ---------
                                                                         24,037
                                                                       ---------
 .................................................................................
 HEALTHCARE - 2.2%
 HOSPITAL
 Contra Costa County,
  Merrithew Memorial Hospital,
                       5.375%          11/01/17               2,000       2,015
 Duarte, City of Hope National Medical Center,
  Series 1993,
                       6.000%          04/01/08                 500         523
 Riverside Hospital Lease Corp.,
                       5.700%          06/(c)16               2,500       2,625
 Rancho Mirage Financing Authority,
  Eisenhower Medical Center,  Series 1997-A,
                       5.250%          07/01/17               1,000       1,001
 State Health Facilities Financing Authority,
  Catholic Healthcare West, Series 1994-A,
                       4.750%          07/01/19               2,000       1,850
                                                                       ---------
                                                                          8,014
                                                                       ---------

 .................................................................................
 HOUSING - 5.8%
 MULTI-FAMILY - 0.1%
 Santa Rosa, Chanate Lodge Project,
  Series 1992,
                       6.625%          12/01/02                 285         291
                                                                       ---------

 SINGLE-FAMILY - 5.7%
 Delta County Home Mortgage Finance
  Authority, Series 1992-A,
                       6.750%          12/01/25               3,000       3,165
 PR Commonwealth of Puerto Rico Housing
  Finance Corporation,  Series B,
                       7.650%          10/15/22                 495         524
 Southern California Home Financing Authority:
  Series A,
                       7.625%          10/01/22               1,105       1,164
  Series 1990-A,
                       7.625%          10/01/23                 475         504
 State Housing Finance Agency:
  Series B,
                       8.600%          08/01/19               2,445       2,537
  Series 1990-D,
                       7.750%          08/01/10                 635         675
  Series 1991-C,
                       7.450%          08/01/11                  65          69
  Series 1997-B,
                       6.000%          08/01/16               1,600       1,656
  Series A-1, Class I,
                       5.950%          08/01/16               3,000       3,094
 State Rural Home Mortgage Finance  Authority:
  Series A-3,
                       6.250%          09/01/29               4,000       4,540
  Series 1995-B,
                       7.750%          09/01/26               2,375       2,772
 Stockton,  Series 1990-A,
                       7.400%          08/01/05                  40          43
                                                                       ---------
                                                                         20,743
                                                                       ---------
 ................................................................................
 OTHER - 33.8%
 LOCAL APPROPRIATED - 20.0%
 Anaheim Lease Public Improvement,
                       6.000%          09/01/14 (a)           3,500       3,907
 Alameda County, Capital Projects,
  Series 1989,
                         (b)           06/15/14               2,185         915
 Anderson Certificate of Participation,
                       7.900%          12/01/11                 610         655
 Bishop, Escalon & Lemoore Cities,
  Series 1991-A,
                       7.700%          05/01/11                 700         751
 Fresno Unified School District,
  Phase VI, Series 1991-A,
                       7.200%          05/01/11               1,000       1,076
 Grossmont Unified High School District,
  1991 Capital Projects,
                         (b)           11/15/06               4,500       2,948
 Los Angeles Convention & Exhibition
  Authority, Series 1993-A,
                       6.125%          08/15/11 (a)           5,000       5,750
 Los Angeles County Public Works
  Financing Authority:
                       5.125%          06/01/17               2,480       2,465
                       5.250%          09/01/14               3,740       3,791
 Modesto, Community Center Project,
  Series 1993-A,
                       5.000%          11/01/23               2,235       2,179
 Pasadena Civic Improvement Corp.,
  Series 1996,
                       5.250%          02/01/16               3,020       3,046
 Riverside County Courthouse,
                       5.750%          11/01/17               2,255       2,359
 Rancho Mirage Joint Powers, Financing
  Authority, Civic Center, Series 1991-A,
                       7.500%          04/01/17                 455         491
 Sacramento County Public Building,
                       5.375%          02/01/19               6,000       6,023
 Sacramento County, Public Facilities Project,
  Series 1996,
                       5.000%          02/01/13               3,680       3,685
 San Diego Jail Certificate of Participation,
                       5.000%          10/01/17               1,250       1,222
 San Francisco Building Authority,
  San Francisco Civic Center Complex,
  Series 1996-A:
                       5.250%          12/01/16               6,500       6,484
                       5.250%          12/01/21               1,810       1,799
 San Mateo County Board of Education,
  Series 1991,
                       7.100%          05/01/21                 750         789
 Santa Ana Financing Authority,
  Police Holding Facility, Series 1994-A,
                       6.250%          07/01/18               6,035       6,895
 Stanislaus.County,
                       5.250%          05/01/18               8,650       8,693
 Tehachapi Water & Sewer District,
                       8.200%          11/01/20               2,000       2,187
 Victor Elementary School District,
  Series 1996,
                       6.450%          05/01/18               3,345       3,930
 Watsonville Mammoth Lakes,
  Series B,
                       7.875%          06/01/11                 500         574
                                                                       ---------
                                                                         72,614
                                                                       ---------
 PUBLIC INFRASTRUCTURE - 1.0%
 State Public Capital Improvements
  Financing Authority,
  Joint Powers Agency, Series 1988-A,
                       8.500%          03/01/18               3,500       3,637
                                                                       ---------
 REFUNDED/ESCROW/SPECIAL OBLIGATION (d) - 12.8%
 Alameda County, Marina Village
  Assessment District, Series 1989-1,
                       7.650%          09/02/10               1,000       1,033
 Alum Rock Unified Elementary School
  District,
                         (b)           09/01/15               1,825         579
 Colton Public Financing Authority,
  Series 1995,
                       7.500%          10/01/20               3,000       3,548
 Commerce Joint Powers Financing
  Authority, Multiple Project Loans, Series A,
                       8.000%          03/01/21                  30          34
 Desert Hospital, Certificate of
  Participation, Series 1990,
                       8.100%          07/01/20               1,750       1,980
 Empire Union School District,
  Mello-Roos Financing, Series 1990-A,
                       7.400%          10/01/15               1,000       1,120
 Fontana Public Financing Authority,
  North Fontana Redevelopment, Series 1991-A,
                       7.750%          12/01/20                 785         913
 Glendora Public Financing Authority,
  Series B,
                       7.625%          09/01/10                 850         929
 La Quinta Redevelopment Agency,
  Series 1990,
                       8.400%          09/01/12               1,000       1,145
 Local Government Power Authority,
  Anaheim Redevelopment Agency,
  Series 1986-A,
                       8.200%          09/01/15               4,500       4,802
 Los Angeles Convention & Exhibit,
  Center, Series 1985,
                       9.000%          12/01/20                 500         663
 Los Angeles County Transportation,
  Metro Train Series 1991-A,
                       6.900%          07/01/21               1,000       1,121
 Los Angeles Waste Water System,
  Series 1991-A,
                       7.100%          02/01/21                 400         427
 Mojave Water Agency,
  Morongo Basin Pipeline,  Series 1991,
                       6.950%          09/01/21               1,000       1,126
 Moreno Valley Unified School District,
                       7.400%          09/01/16                  20          23
 Murrieta County Water District,
  Series 1991,
                       8.300%          10/01/21               1,000       1,176
 Northern California Power Agency,
  Hydroelectric Project No. 1, Series 1986-B-2,
                       8.000%          07/01/24               1,750       1,819
 Orange County Community Facility:
  District 87-4,  Series 1990-A,
                       8.000%          08/15/15               1,000       1,131
  District Number 87-3, Mello-Roos,
                       7.800%          08/15/15               2,000       2,250
 Pomona, Series 1990-B,
                       7.500%          08/01/23               1,000       1,303
 PR Commonwealth of Puerto Rico:
  Series 1991,
                       7.300%          07/01/20               1,200       1,331
  Series 1989-N,
                       7.000%          07/01/07                 635         680
 Rancho Mirage Joint Powers
  Financing Authority,  Series 1991-A,
                       7.500%          04/01/17               1,545       1,748
 Riverside County, Series 1989-A,
                       7.800%          05/01/21               2,500       3,281
 Riverside Public Financing Authority,
  Series A:
                       8.000%          02/01/18                 590         676
                       8.000%          02/01/18                 410         431
 Rocklin, Stanford Ranch Community Facilities
 District, Series 1990,
                       8.100%          11/01/15               1,000       1,139
 Sacramento City Financing Authority,
  Series 1991,
                       6.800%          11/01/20               2,500       2,813
 San Bernardino, Sisters of Charity of the
  Incarnate Word, Series 1991-A,
                       7.000%          07/01/21                 500         561
 State Educational Facilities Authority,
  Westmont College, Series 1985-A,
                       9.200%          12/01/00                  40          42
 State Health Facilities Financing  Authority,
  Children's Hospital of Los Angeles, Series 1991-A
                       7.125%          06/01/21               2,000       2,252
 State Pollution Control, Financing Authority,
  North California Recycling Center, Series 1991-A,
                       6.750%          07/01/17               1,000       1,135
 State Public Works Board,
  University of California, Series 1990-A,
                       7.000%          09/01/15               1,625       1,795
 Turlock Irrigation District,
  1991 Improvement Project, Series 1991,
                       7.300%          01/01/11               1,500       1,552
                                                                       ---------
                                                                         46,558
                                                                       ---------
 .................................................................................
OTHER REVENUE - 4.9%
 STATE APPROPRIATED
 PR Commonwealth of Puerto Rico
  Public Buildings Authority, Series 1993-M,
  stepped coupon, (5.700% 07/01/98),
                       3.750%          07/01/16 (e)           2,250       2,256
 PR Public Building Authority,
                       5.000%          07/01/16               2,000       1,968

 State Public Works Board:
  Secretary of State & State Archives, Series 1992-A,
                       6.500%          12/01/08             $ 1,000     $ 1,180
  Various State Prisons Projects, Series 1993-A,
                       5.250%          12/01/13               2,500       2,615
   State Prisons,  Series 1993-A,
                       5.000%          12/01/19               6,000       5,895
  Department of Corrections Corcoran II Project,
   Series 1996-A,
                       5.250%          01/01/21 (a)(f)        4,000       4,005
                                                                       ---------
                                                                         17,919
                                                                       ---------
 .................................................................................
 TAX-BACKED - 24.0%
 STATE GENERAL OBLIGATIONS - 4.6%
 PR Commonwealth of Puerto Rico:
                       6.000%          07/01/09               1,250       1,397
                       6.250%          07/01/13               2,750       3,169
                       6.500%          07/01/14               2,000       2,373
  Series 1995,
                       5.650%          07/01/15               1,000       1,086
 State of California:
                       5.500%          04/01/12               2,770       2,964
                       10.000%         02/01/10               2,000       2,960
  Series 1995,
                       10.000%         10/01/06               1,185       1,676
 VI Virgin Islands Public Financing,
  Series 1992-A,
                       7.250%          10/01/18               1,000       1,100
                                                                       ---------
                                                                         16,725
                                                                       ---------
 MELLO-ROOS/1915 ACT - 4.1%
 Carlsbad Unified School District,
  Community Facility District No. 5, Series 1990,
                       7.650%          09/01/14               1,000       1,050
 Carson, Series 1992,
                       7.375%          09/02/22                 965       1,037
 Corona Community Facility District,
  Foothill Ranch, Series 1990-A1,
                       8.350%          09/01/20               1,000       1,021
 Elk Grove Unified School District,
  Community Facilities, Series 1995:
                         (b)           12/01/18               2,720         874
                       6.500%          12/01/08               1,000       1,180
                       6.500%          12/01/24               4,055       4,836
 Fairfield, Series 1990,
                       8.000%          09/02/11                 225         232
 Folsom Willow Creek,
                       8.250%          12/01/06               $ 400       $ 414
 Riverside Unified School District, Community
  Facilities District No. 2, Series 1993-A,
                       7.250%          09/01/18               1,000       1,048
 Sacramento Unified School,
  Community Facilities District No. 1, Series B,
                       7.300%          09/01/13               1,760       2,050
 Stockton Community Facilities District,
  Series 2,
                       7.750%          08/01/15               1,000       1,053
                                                                       ---------
                                                                         14,795
                                                                       ---------
 SALES & EXCISE TAX - 2.5%
 Los Angeles County Metropolitan
  Transportation Authority, Series 1995-A,
                       5.000%          07/01/25               3,000       2,899
 PR Commonwealth of Puerto Rico
  Highway & Transportation Authority:
   Series W,
                       5.500%          07/01/09                 580         622
   Series 1996-Y,
                       6.250%          07/01/12               3,000       3,453
 Riverside County Transportation
  Commission,  Series 1996-A,
                       6.000%          06/01/09               2,000       2,260
                                                                       ---------
                                                                          9,234
                                                                       ---------
 TAX ALLOCATION - 12.8%
 Anaheim Public Finance Authority Revenue,
                       5.250%          02/01/18               3,000       3,023
 Cerritos Public Financing Authority,
  Los Coyotes Redevelopment Project,
  Series 1993-A,
                       6.500%          11/01/23               2,000       2,393
 Commerce Joint Powers Financing
  Authority, Series 1991-A,
                       8.000%          03/01/21                 970       1,031
 Concord Redevelopment Agency,
  Central Concord Project, Series 1988-3,
                       8.000%          07/01/18                  25          26
 Contra Costa County Public Financing
  Authority, Series 1992-A,
                       7.100%          08/01/22               1,000       1,095
 Costa Mesa Public Financing,
  Series 1991-A,
                       7.100%          08/01/21                 890         931
 Folsom Redevelopment Agency, Central
  Folsom Redevelopment Project, Series 1987-A,
                       8.600%          02/01/13                 400         417
 Glendora Public Financing Authority,
  Series B,
                       7.625%          09/01/10                 150         156
 Oakland Redevelopment Agency, Central
  District Redevelopment Project, Series 1992,
                       5.500%          02/01/14               8,400       8,935
 Rancho Cucamonga Redevelopment Agency,
  Series 1996,
                       5.250%          09/01/16               4,000       4,055
 Richmond Joint Powers Financing
  Authority, Series 1990-A,
                       7.700%          10/01/10                 870         958
 San Jose Redevelopment Agency, Merged
  Area Redevelopment Project, Series 1993,
                       5.000%          08/01/21              10,000       9,625
 Santa Fe Springs Redevelopment Agency,
 Consolidated Redevelopment Project,
  Series 1992-A,
                       6.400%          09/01/22               7,275       7,993
 Santa Margarita/Dana Point Authority,
  Series 1994-B,
                       7.250%          08/01/13               2,000       2,510
 Soledad Redevelopment Project,
  Series 1992,
                       7.400%          11/01/12                 955       1,037
 Torrance Redevelopment Agency,
  Downtown Redevelopment Project, Series 1992,
                       7.125%          09/01/21               1,000       1,075
 Westminster Redevelopment Agency,
  Project No. 1,  Series 1993,
                       6.200%          08/01/23               1,000       1,028
                                                                       ---------
                                                                         46,288
                                                                       ---------
 ................................................................................
TRANSPORTATION - 4.5%
 AIRPORT - 0.9%
 Los Angeles Department of Airports,
  Los Angeles International Airport,
  Series 1995-D,
                       5.500%          05/15/15               3,025       3,086
                                                                       ---------

 TRANSPORTATION - 2.4%
 Los Angeles Harbor Department,
  Series 1996-B,
                       5.375%          11/01/19               8,750       8,739
                                                                       ---------
 TURNPIKE/TOLLROAD/BRIDGE - 1.2%
 San Joaquin Hills Transportation
  Corridor Agency, Series 1993,
                         (b)           01/01/20            $ 15,400     $ 4,370
                                                                       ---------

 .................................................................................
 UTILITY - 13.6%
 INDIVIDUAL POWER PRODUCER - 1.9%
 Sacramento Cogeneration Authority,
  Procter & Gamble Project, Series 1995,
                       6.500%          07/01/21               6,500       7,012
                                                                       ---------

 INVESTOR OWNED - 1.4%
 State Pollution Control Finance Authority,
  San Diego Gas & Electric Co., Series 1996-A,
                       5.900%          06/01/14               4,650       5,068
                                                                       ---------

 MUNICIPAL ELECTRIC - 2.6%
 PR Commonwealth of Puerto Rico Electric
  Power Authority:
  Series 1989-O,
                         (b)           07/01/17               2,490         865
  Series 1989-N,
                       7.000%          07/01/07                 365         387
 Reading Electric Systems,
 RIB (variable rate), Series 1992-A,
                       8.467%          07/01/22                 750       1,012
 Sacramento Municipal Utilities District:
                       5.125%          07/01/22               3,700       3,645
  Series 1993-G,
                       6.500%          09/01/13               1,500       1,758
 Turlock Irrigation District,
  Series 1996-A:
                       6.000%          01/01/11               1,000       1,121
                       6.000%          01/01/12                 500         557
                                                                       ---------
                                                                          9,345
                                                                       ---------
 WATER & SEWER - 7.7%
 Big Bear Lake, Series 1996,
                       6.000%          04/01/15               1,350       1,502
 Central Coast Water Authority,
  State Water Project Regional Facilities,
  Series 1996-A,
                       5.000%          10/01/22               7,000       6,773
 Contra Costa Water District,
  Series 1994-G,
                       5.000%          10/01/24               7,500       7,256
 Fresno, Series 1995-A:
                       6.000%          09/01/09               1,525       1,727
                       6.000%          09/01/10               1,420       1,605
 Mojave Water Agency Morongo Basin,
                       5.800%          09/01/22               4,000       4,205
 Metropolitan Water District,
  RIB (variable rate),
                       7.905%          08/05/22               2,000       2,163
 State Department of Water Resources,
  Central Valley Project,  Series 1996-O,
                       4.750%          12/01/25               2,750       2,543
                                                                       ---------
                                                                         27,774
                                                                       ---------

TOTAL MUNICIPAL BONDS (cost of $330,012)                                357,413
                                                                       ---------

OPTIONS - 0.0%                                             CONTRACTS
---------------------------------------------------------------------------------
 September 1997 Treasury Bond Put,
 Strike price 109, expiration 08/23/97
 (cost of $79)                                                  200           3
                                                                       ---------

TOTAL INVESTMENTS  (cost of $330,091) (g)                               357,416
                                                                       ---------

SHORT-TERM OBLIGATIONS - 0.8%                                   PAR
---------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (h)
 CA Health Facility Financing Authority,
                       3.500%          03/01/20               $ 200         200
 CA Irvine Ranch Water District,
                       3.500%          01/01/21                 600         600
 FL Pinellas County Health Facilities
  Authority, Series 1985,
                       3.700%          12/01/15                 600         600
 MI Farmington Hills Hospital Finance
  Authority, Botsford General Hospital,
   Series 1991 B,
                       3.700%          02/15/16                 600         600
 NY State Energy Research & Development
  Authority, Niagara Mohawk Power Corp.,
  Series B,
                       3.750%          07/01/27               1,100       1,100
                                                                       ---------

TOTAL SHORT-TERM OBLIGATIONS                                              3,100
                                                                       ---------

OTHER ASSETS & LIABILITIES, NET - 0.7%                                    2,523
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $363,039
                                                                       ========


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $18,812 are being used to collateralize open futures contracts.
(b) Zero coupon bond.
(c) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(e) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(f) This security, or a portion thereof, with a total market value of
    $2,910 is being used to collateralize the delayed delivery purchase indicated in note (c) above.
(g) Cost for federal income tax purposes is the same.
(h) Variable rate demand notes are considered short-term obligations.
    Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.

Short futures contracts open at July 31, 1997:

                     Par value                                                         Unrealized
                     covered by                       Expiration                      depreciation
     Type            contracts                          month                         at 07/31/97
-----------------------------------------------------------------------------------------------------
 Municipal Bond        $10,600                        September                          $   10
 Municipal Bond        $2,900                          December                             448
                                                                                         ------
                                                                                         $  458
                                                                                         ======

                    Acronym                        Name
               ------------------         ---------------------------
                      RIB                  Residual Interest Bonds

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $330,091)                              $357,416
Short-term obligations                                               3,100
                                                                  --------
                                                                   360,516

Receivable for:
  Interest                                             $  5,857
  Investments sold                                        1,526
  Fund shares sold                                          178
Other                                                        13      7,574
                                                       --------   --------
    Total Assets                                                   368,090

LIABILITIES
Payable for:
  Investments purchased                                   2,646
  Distributions                                           1,486
  Fund shares repurchased                                   636
  Variation margin on futures                                14
Accrued:
  Deferred Trustees fees                                      5
Other                                                       264
                                                       --------
    Total Liabilities                                                5,051
                                                                  --------

NET ASSETS                                                        $363,039
                                                                  ========
Net asset value & redemption price per share -
Class A ($260,476/34,002)                                            $7.66
                                                                    ======
Maximum offering price per share - Class A
($7.66/0.9525)                                                       $8.04(a)
                                                                    ========
Net asset value & offering price per share -
Class B ($102,563/13,389)                                            $7.66(b)
                                                                   ========

COMPOSITION OF NET ASSETS
Capital paid in                                                   $336,582
Undistributed net investment income                                    127
Accumulated net realized loss                                         (537)
Net unrealized appreciation (depreciation) on:
  Investments                                                       27,325
  Open futures contracts                                              (458)
                                                                  --------
                                                                  $363,039
                                                                  ========


(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)
  (in thousands)
  INVESTMENT INCOME
  Interest                                                             $  10,651

  EXPENSES
  Management fee                                    $   898
  Service fee                                           258
  Distribution fee - Class B                            375
  Transfer agent                                        245
  Bookkeeping fee                                        68
  Audit fee                                              24
  Trustees fee                                           11
  Legal fee                                               6
  Custodian fee                                           5
  Registration fee                                       12
  Reports to shareholders                                10
  Other                                                  35               1,947
                                                    -------            --------
    Net Investment Income                                                 8,704
                                                                       --------

  NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
  Net realized gain (loss) on:
   Investments                                        2,200
   Closed futures contracts                            (888)
                                                    -------
        Net Realized Gain                                                 1,312
  Net unrealized appreciation (depreciation) during
    the period on:
   Investments                                       13,602
   Open futures contracts                              (782)
                                                    -------
       Net Unrealized Appreciation                                       12,820
                                                                       --------
            Net Gain                                                     14,132
                                                                       --------
  Net Increase in Net Assets from Operations                           $ 22,836
                                                                       ========


  See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       (Unaudited)
                                                                       Six months          Year
                                                                         ended             ended
  (in thousands)                                                         July 31          January 31
                                                                       -----------        ----------
                                                                          1997               1997
  INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income                                                 $  8,704           $ 19,010
  Net realized gain                                                        1,312              6,801
  Net unrealized appreciation (depreciation)                              12,820           (16,275)
                                                                        --------           --------
      Net Increase from Operations                                        22,836              9,536
  Distributions:
  From net investment income - Class A                                    (6,640)           (14,448)
  From net investment income - Class B                                    (2,188)            (4,590)
                                                                        --------           --------
                                                                          14,008            (9,502)

  Fund Share Transactions:
  Receipts for shares sold - Class A                                      14,077             12,231
  Value of distributions reinvested - Class A                              2,887              6,314
  Cost of shares repurchased - Class A                                   (30,630)           (52,020)
                                                                        --------           --------
                                                                         (13,666)           (33,475)
                                                                        --------           --------
  Receipts for shares sold - Class B                                       3,706             11,308
  Value of distributions reinvested - Class B                              1,139              2,375
  Cost of shares repurchased - Class B                                    (7,074)           (17,286)
                                                                        --------           --------
                                                                          (2,229)            (3,603)
                                                                        --------           --------
      Net Decrease from Fund Share Transactions                          (15,895)           (37,078)
                                                                        --------           --------
          Total Decrease                                                  (1,887)           (46,580)
  NET ASSETS
  Beginning of period                                                    364,926            411,506
                                                                        --------           --------
  End of period (including undistributed
    net investment income of $127 and
    $182, respectively)                                                 $363,039           $364,926
                                                                        ========           ========

  NUMBER OF FUND SHARES
  Sold - Class A                                                           1,888              1,669
  Issued for distributions reinvested - Class A                              392                860
  Repurchased - Class A                                                   (4,113)            (7,085)
                                                                        --------           --------
                                                                          (1,833)            (4,556)
                                                                        --------           --------
  Sold - Class B                                                             502              1,544
  Issued for distributions reinvested - Class B                              154                323
  Repurchased - Class B                                                     (957)            (2,357)
                                                                        --------           --------
                                                                            (301)              (490)
                                                                        --------           --------




  See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ...............................................................................

In the opinion of management of Colonial California Tax-Exempt Fund, (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................

ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:

                      Average Net Assets         Annual Fee Rate
                      ------------------         ---------------
                        First $2 billion              0.50%
                        Over $2 billion               0.45%



BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Funds average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Funds principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $12,057 on sales of the Funds Class A shares and received contingent deferred sales charges (CDSC) of $122,012 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                     Valuation of shares            Annual
                  outstanding on the 20th of         Fee
                 each month which were issued        Rate
                 ----------------------------       -------
                  Prior to November 30, 1994         0.10%
                 On or after December 1, 1994        0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average net assets.

For the six months ended July 31, 1997, the Fund's operating expenses did not exceed the 0.80% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Funds Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds assets.

NOTE 4. PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $81,771,522 and $95,948,010, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation             $  27,414,865
          Gross unrealized depreciation                   (89,700)
                                                    -------------
                  Net unrealized appreciation       $  27,325,165
                                                    =============

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                  (Unaudited)
                                                   Six months                       Year
                                                     ended                          ended
                                                    July 31                       January 31
                                             -----------------------       -----------------------
                                                      1997                           1997

                                             Class A         Class B        Class A        Class B
                                             --------       --------       --------       --------
Net asset value - Beginning of period        $  7.370       $  7.370       $  7.540       $  7.540
                                             --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                       0.188          0.161          0.386          0.331
Net realized and unrealized gain (loss)         0.291          0.291         (0.173)        (0.173)
                                             --------       --------       --------       --------
Total from Investment Operations                0.479          0.452          0.213          0.158
                                             --------       --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.189)        (0.162)        (0.383)        (0.328)
                                             --------       --------       --------       --------
Net asset value - End of period              $  7.660       $  7.660       $  7.370       $  7.370
                                             ========       ========       ========       ========
Total return(b)(c)                               6.62%(d)       6.22%(d)       2.98%          2.21%
                                             ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                         0.87%(e)(f)    1.62%(e)(f)    0.88%(e)       1.63%(e)
Net investment income                            5.05%(e)(f)    4.30%(e)(f)    5.23%(e)       4.48%(e)
Fees and expenses waived or borne
 by the Adviser                                    --             --             --             --
Portfolio turnover                                 23%(d)         23%(d)         25%            25%
Net assets at end of period (000)            $260,476       $102,563       $264,053       $100,873

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                             $   -          $   -          $   -          $  -

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) Annualized.

                        FINANCIAL HIGHLIGHTS - CONT.


                           Year ended January 31
--------------------------------------------------------------------------
         1996                      1995                     1994
 Class A      Class B      Class A      Class B      Class A      Class B
 -------      -------      -------      -------      -------      -------

$  6.870     $  6.870     $  7.660     $  7.660     $  7.350     $  7.350
--------     --------     --------     --------     --------     --------

   0.388        0.334        0.413        0.036        0.434        0.378

   0.671        0.671       (0.791)      (0.791)       0.315        0.315
--------     --------     --------     --------     --------     --------

   1.059        1.005       (0.378)      (0.431)       0.749        0.693
--------     --------     --------     --------     --------     --------

  (0.389)      (0.335)      (0.412)      (0.359)      (0.439)      (0.383)
--------     --------     --------     --------     --------     --------

$  7.540     $  7.540     $  6.870     $  6.870     $  7.660     $  7.600
========     ========     ========     ========     ========     ========
   15.78%       14.94%       (4.83)%      (5.55)%      10.44%        9.63%
========     ========     ========     ========     ========     ========



    0.89%(e)     1.64%(e)     0.77%        1.52%        0.75%        1.50%

    5.33%(e)     4.58 (e)     5.91%        5.16%        5.73%        4.98%


    0.01%(e)     0.01%(e)     0.06%        0.06%        0.08%        0.08%
      47%          47%          47%          47%          17%          17%

$304,581     $106,925     $301,912     $ 98,975     $379,987     $104,578


$  0.001     $  0.001     $  0.004     $  0.004     $  0.006     $  0.006

                          FINANCIAL HIGHLIGHTS - CONT.

                                                   Two months                       Year
                                                     ended                          ended
                                                  January 31(b)                  November 30
                                             -----------------------       -----------------------
                                                       1993                         1992
                                              Class A        Class B        Class A       Class B (c)
                                             --------       --------       --------       --------
Net asset value - Beginning of period        $  7.270       $  7.270       $  7.150       $  7.410
                                             --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                       0.076          0.067          0.467          0.143
Net realized and unrealized gain (loss)         0.081          0.081          0.109         (0.151)
                                             --------       --------       --------       --------
Total from Investment Operations                0.157          0.148          0.576         (0.008)
                                             --------       --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.077)        (0.068)        (0.456)        (0.132)
                                             --------       --------       --------       --------
Net asset value - End of period              $  7.350       $  7.350       $  7.270       $  7.270
                                             ========       ========       ========       ========
Total return(d)(e)                               8.70%(f)       1.01%(f)       8.27%          1.94%(f)
                                             ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                         0.65%(g)       1.40%(g)       0.71%          1.46%(g)
Net investment income                            6.29%(g)       5.54%(g)       6.44%          5.69%(g)
Fees and expenses waived or borne
 by the Adviser                                  0.21%(g)       0.21%(g)       0.13%          0.13%(g)
Portfolio turnover                                 19%(g)         19%(g)         12%            12%
Net assets at end of period (000)            $337,409       $ 33,819       $324,012       $ 22,797

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                             $  0.002       $  0.002       $  0.010       $  0.010

(b) The Fund changed its fiscal year end from November 30 to January 31 in 1992.
(c) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information press .............   1

For account information press ..............................................   2

To speak to a Colonial representative press ................................   3

For yield and total return information press ...............................   4

For duplicate statements or new supply of checks press .....................   5

To order duplicate tax forms and year-end statements press .................   6
(February through May)

To review your options at any time during your call press ..................   *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial California Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial California Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Graphic omitted]  COLONIAL
                   MUTUAL FUNDS


                   Mutual Funds for
                   Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., DISTRIBUTOR (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            CA-03/980D-0797 M (9/97)